UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2025

HAYMAKER ACQUISITION CORP. 4

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41757	87-2213850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Madison Avenue, Floor 5

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	HYACU	The New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	HYAC	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	HYAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 15, 2025, Haymaker Sponsor IV LLC (the “Sponsor”) agreed to make monthly deposits (each deposit, a “Contribution” and collectively, the “Contributions”), each in an amount equal to the lesser of (i) $0.025 for each outstanding Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), of Haymaker Acquisition Corp. 4 (the “Company”) and (ii) $375,000, directly to the Company’s trust account, on the terms and subject to the conditions described below. In exchange for the Contributions, the Company has agreed to issue to the Sponsor a non-interest bearing, unsecured promissory note (the “Promissory Note”) on the terms and subject to the conditions described below.

At the annual general meeting of the Company to be held at 10:00 a.m., Eastern Time, on July 24, 2025 (the “Shareholder Meeting”), the Company’s shareholders will be asked, among other things, to vote on a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to extend the date by which the Company has to consummate a business combination on a monthly basis for up to twelve times from July 28, 2025 to July 28, 2026 (the “Extension Amendment Proposal”).

If the Extension Amendment Proposal is approved, the Promissory Note will be issued and the first Contribution will be made on July 28, 2025. Additional Contributions will be made on the 28th day of each subsequent month (or if such day is not a business day, on the business day immediately preceding such day) until the earlier of (i) the consummation of a business combination, and (ii) the last day the Company has to complete a business combination in accordance with its Memorandum and Articles of Association, as then in effect (the earlier of (i) and (ii), the “Maturity Date”).

The Promissory Note will not bear any interest and will be repayable by the Company to the Sponsor upon the Maturity Date. The Maturity Date may be accelerated upon the occurrence of an “Event of Default” (as defined in the Promissory Note). Any outstanding principal under the Promissory Note may be prepaid at any time by the Company, at its election and without penalty.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Form of Promissory Note, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report is incorporated by reference into this Item 2.03 to the extent required.

Additional Information and Where to Find It

On July 1, 2025, the Company filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Shareholder Meeting. Investors and security holders are able to obtain free copies of the Proxy Statement, related supplements and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge by written request to Haymaker Acquisition Corp. 4, 501 Madison Avenue, Floor 5, New York, NY 10022 or by telephone at (212) 616-9600.

If you have questions about the proposals to be presented at the Annual Meeting, you should contact our proxy solicitation agent at the following address and telephone number: Sodali & Co. 430 Park Avenue, 14th Floor New York, New York 10022 Stockholders Call Toll-Free in North America: (800) 662-5200 Outside of North America Call Collect: (203) 658-94000 E-mail: HYAC@investor.sodali.com.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE EXTENSION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MATTERS TO BE VOTED ON AT THE SHAREHOLDER MEETING.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the matters to be voted on at the Shareholder Meeting. Information regarding the Company’s directors and executive officers and a description of their interests in the Company and the matters to be voted on at the Shareholder Meeting are set forth in the Proxy Statement.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This Current Report shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

Certain statements made in this Current Report are “forward looking statements,” including statements regarding the Contributions. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of the Company to enter into a definitive agreement with respect to an initial business combination within the time provided in the Company’s Memorandum and Articles of Association, including as a result of redemptions or the failure by shareholders to approve the Extension Amendment Proposal; the risk that the approval of the shareholders of the Company for any proposed business combination is not obtained; failure to realize the anticipated benefits of any proposed business combination, including as a result of a delay in consummating any proposed business combination; the amount of redemption requests made by the Company’s shareholders and the amount of funds remaining in the Company’s trust account after satisfaction of such requests; the Company’s ability to satisfy the conditions to closing any proposed business combination; and those factors discussed in the Company’s Annual Report on Form 10-K under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

10.1	Form of Promissory Note, by and between Haymaker Acquisition Corp. 4 and Haymaker Sponsor IV LLC.

104	Cover Page Interactive Data File.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYMAKER ACQUISITION CORP. 4

By:	/s/ Christopher Bradley
Name:	Christopher Bradley
Title:	Chief Executive Officer and Chief Financial Officer

Date: July 15, 2025